EXHIBIT 10.6

                            EMPLOYMENT AGREEMENT


         THIS AGREEMENT made this 21st day of June 1996 by and between THE ITALIAN OVEN,INC. ("EMPLOYER"), a Pennsylvania corporation having its principal offices located in Latrobe, Pa.
                                       AND

                  MICHAEL UNDERSTEIN   ("EMPLOYEE").


                                   WITNESSETH:


         WHEREAS, EMPLOYER is engaged in the restaurant business ("EMPLOYER's business"); and

         WHEREAS, EMPLOYEE has, pursuant to an initial Employment Contract dated July 20, 1995, has been employed by EMPLOYER as Senior Vice-President of Operations; and

         WHEREAS, in recognition of EMPLOYEE's valued service to EMPLOYER and in order to induce EMPLOYEE to remain in the employ of EMPLOYER, EMPLOYER has agreed to extend and revise the terms of the employment of EMPLOYEE and to promote EMPLOYEE to the position of CHIEF OPERATING OFFICER; and

         WHEREAS, EMPLOYEE desires to remain in the employ of EMPLOYER subject to the terms and conditions herein contained; and

         WHEREAS,   EMPLOYER  possesses  certain  confidential  and  proprietary business information and trade secrets relating to EMPLOYER's business; and

         WHEREAS, in connection with EMPLOYEE's duties as CHIEF OPERATING OFFICER, EMPLOYEE has had and continues to have access to and/or be provided with and, in some circumstances, will prepare and create confidential and proprietary business information and trade secrets belonging to EMPLOYER, including, but not limited to financial data, formulas, recipes, menus, ingredients, secret processes, names of franchisees and prospective franchisees, and compilations of information, records, and specifications that are owned by EMPLOYER and/or its successor, related, affiliated or subsidiary entities; and

         WHEREAS, as a condition to his continued employment, EMPLOYER has required assurance by EMPLOYEE that EMPLOYER's confidential and proprietary business information and trade secrets will be fully protected as hereinafter provided and that both during and after

EMPLOYEE's employment with EMPLOYER, EMPLOYEE will not compete against EMPLOYER except as hereinafter permitted; and

         WHEREAS, EMPLOYEE is desirous of continued employment with EMPLOYER as provided herein and the benefits to EMPLOYEE flowing therefrom, and as a condition thereof EMPLOYEE is willing and has agreed to continue to abide by and faithfully observe the obligations of EMPLOYEE set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein, and intending to be legally bound hereby, EMPLOYER and EMPLOYEE hereby covenant, promise and agree as follows:

         1. EMPLOYMENT.

         EMPLOYER hereby offers and EMPLOYEE hereby accepts employment in the position of CHIEF OPERATING OFFICER with EMPLOYER. EMPLOYEE agrees to devote all of his work time and best efforts to the performance of his duties as CHIEF OPERATING OFFICER and to the performance of such other duties consistent with his executive status, as may be determined and assigned to him by the Board of Directors of EMPLOYER.

         2. EMPLOYER WARRANTY.

         EMPLOYER hereby represents and warrants that it owns and has the right to disclose its confidential and proprietary business information and trade secrets to EMPLOYEE under this Agreement.

         3. ACKNOWLEDGEMENT OF EMPLOYEE.

         EMPLOYEE acknowledges that, in connection with EMPLOYEE's employment as CHIEF OPERATING OFFICER and in consideration of this Agreement, EMPLOYEE will receive subject to the terms and conditions herein, including but not limited to salary at the rate of ONE HUNDRED AND FORTY THOUSAND ($140,000 ) DOLLARS per year, employee benefits, and yearly review for consideration of a raise and bonus. EMPLOYEE further acknowledges that the position of CHIEF OPERATING OFFICER and all benefits and potential benefits to EMPLOYEE from employment in that capacity are conferred by EMPLOYER upon EMPLOYEE only because and on condition of EMPLOYEE's willingness to commit EMPLOYEE's best efforts and loyalty to EMPLOYER, including abiding by the confidentiality, non-competition and other provisions hereof, and upon EMPLOYEE performing his duties to the satisfaction of the Board of Directors of EMPLOYER, provided, however, that the severance pay described herein is not within the Board's discretion.

         4. MISCELLANEOUS BENEFITS.

         EMPLOYER agrees to continue to provide EMPLOYEE with the following benefits at its sole expense, unless otherwise indicated:

          (a) Health Insurance benefits, including major medical, dental, and eye coverage for EMPLOYEE, EMPLOYEE's spouse and children;

          (b)  A car phone;

          (c) Options to purchase 20,000 shares of stock in EMPLOYER with an exercise price of $5.00 per share, pursuant and subject to the terms and conditions of EMPLOYER's Incentive Stock Option Plan.In exchange for this grant EMPLOYEE agrees to the cancellation, by EMPLOYER, of an equal number of options previously granted with higher exercise prices. All such options granted pursuant to this subparagraph shall be deemed to be 20 % vested as of the dater hereof, the balance shall vest in accordance with the terms of the Incentive Stock Option Plan;

          (d) Participation in all other benefit plans generally available to Employees including, but not limited to, EMPLOYER's Incentive Stock Option Plan and Executive Stock Option Plan.

          (e) Term life insurance coverage with death benefits equal to two times annual salary not to exceed $300,000.



         5.       TERMS OF EMPLOYMENT; SEVERANCE

                  (a) Except in the case of earlier termination, as hereinafter specifically provided, the term of this contract shall be for one year, commencing on the above date of this Agreement, and shall be renewable for one year periods thereafter unless either party notifies the other party at least thirty (30) days prior to expiration of intent to modify or terminate the Agreement. EMPLOYER and/or EMPLOYEE may elect to not renew this Agreement for any reason or no reason and without just cause by notifying the other party in accordance with this paragraph.

                  (b) In the event that EMPLOYER notifies EMPLOYEE of its intent to terminate the Agreement pursuant to Section 5(a) hereof, all of EMPLOYEE's outstanding options shall become fully vested and EMPLOYEE shall receive, as severance compensation, six months salary at the salary rate in effect at time of termination plus medical benefits and any EMPLOYER provided insurance coverage to continue forsix months or until EMPLOYEE receives similar benefits from other employment. Such severance payment may be paid to EMPLOYEE by EMPLOYER in six (6) equal monthly installments during the year of the termination.

                  (c) Employer may terminate EMPLOYEE for "just cause" at any time during the term of the Agreement. "Just cause" is defined herein as gross, willful misconduct, such as dishonesty, material breach of this contract, or conduct damaging to the reputation of EMPLOYER. In such case, the Agreement will terminate immediately and EMPLOYER will only be obligated to pay EMPLOYEE solely the salary and benefits earned prior to termination.

                   (d) This Agreement may be terminated at any time by EMPLOYEE, without cause, by giving thirty (30) days' notice to EMPLOYER.

                   (e) In the event EMPLOYEE is terminated as a result of a transaction that results in the change of control of EMPLOYER, EMPLOYEE shall be entitled to severance compensation equal to one (1) years salary, payable in one lump sum payment on the date of EMPLOYEE's severance.

                   (f) For purposes of this section the term "Change in Control" shall mean a sale of substantially all of the assets of EMPLOYER or the sale, other than through a public registration of its securities, of at least fifty-one (51%) percent of all classes of voting stock, whether for cash or for securities in another entity pursuant to a merger or acquisition.


         6.       EMPLOYEE WARRANTY

         Employee represents and warrants to EMPLOYER that he is not now under any obligation of a contractual or other nature to any person, firm, or corporation which is inconsistent or in conflict with this Agreement or which could prevent him from performing his obligations hereunder.


         7.       CONFIDENTIALITY.

         (a) Except as required by law, in consideration of EMPLOYEE's employment by EMPLOYER and in furtherance of said employment, EMPLOYEE shall receive and maintain all confidential and proprietary business information and trade secrets of EMPLOYER in strict confidence. EMPLOYEE agrees to the secrecy desired by EMPLOYER and further agrees not to use or cause to be used for EMPLOYEE's own benefit or for the benefit of any third parties or to disclose to any third party in any manner, directly or indirectly, any information of a confidential or proprietary business nature, trade secrets, or any other knowledge or information, except that which is public knowledge, of or relating to the business of EMPLOYER or necessary and appropriate in the course of transacting EMPLOYER's business at any time during or after EMPLOYEE's employment with EMPLOYER without the express prior written consent of EMPLOYER.

         (b) Except as required by law or as may be necessary or appropriate to the conduct of EMPLOYEE's duties, EMPLOYEE shall use proprietary and business information and trade secrets disclosed by EMPLOYER only for the sole purpose of performing duties prescribed by EMPLOYER, and EMPLOYEE shall not remove any written proprietary and business information and trade secrets from the premises of EMPLOYER without the express prior written consent of EMPLOYER.

         (c) EMPLOYEE agrees to return to EMPLOYER either before or immediately upon the termination of EMPLOYEE's employment with EMPLOYER, or resignation by EMPLOYEE, any and all written information, materials or equipment which constitutes, contains or relates in any way to confidential or proprietary business information or trade secrets of EMPLOYER and any other documents, equipment and materials of any kind relating in any way to the business of EMPLOYER which are or may be in the possession, custody, or control of EMPLOYEE and which are or may be the property of EMPLOYER, whether confidential or not, including any and all copies thereof which may have been made by or for EMPLOYEE.

         (d) Except as required by law or as may be necessary or appropriate to the conduct of EMPLOYEE's duties, EMPLOYEE agrees that, during the term of employment with EMPLOYER and thereafter, and except as may be required in the performance of the EMPLOYEE's duties with EMPLOYER the EMPLOYEE will not utilize for the EMPLOYEE's own benefit or that of any third party and will not use or disclose to any third party the EMPLOYEE's knowledge of or any information concerning the internal organization or business structure of EMPLOYER or the work assignments or capabilities of any officer and/or employee of EMPLOYER without the express prior written consent of EMPLOYER.


         8.       NON-COMPETITION.

         (a) EMPLOYEE agrees that during EMPLOYEE's employment with EMPLOYER, the EMPLOYEE will not compete in any way with EMPLOYER directly or indirectly, and will not consult with or have any interest in any business, firm, person, partnership, corporation or other entity, whether as employee, officer, director, agent, security holder, creditor, consultant or otherwise, which engages in restaurant operations, or which competes with EMPLOYER directly or indirectly, in any aspect of EMPLOYER's business.

         (b) During the period of one year following the date of termination of EMPLOYEE's employment with EMPLOYER, or resignation by EMPLOYEE, EMPLOYEE, without the express prior written consent of EMPLOYER, will not consult with or have any interest in any business, firm, person, partnership, corporation or other entity, whether as employee, officer, director, agent, security holder, creditor, consultant or otherwise, which engages in a business involving a pizza and pasta restaurant, at any location then in operation within two hundred (200) miles of any THE ITALIAN OVEN restaurant owned, franchised or joint-ventured by EMPLOYER at the time of EMPLOYEE's termination or resignation.This covenant not to compete shall be of no effect in the event that EMPLOYEE's termnation is a result of a change of control transaction.

         9.       REMEDIES.

         The parties hereto acknowledge that any breach or threat of breach by EMPLOYEE of this Agreement will constitute a violation of the terms and conditions of the employment relationship between EMPLOYEE and EMPLOYER and may cause irreparable injury to EMPLOYER. Accordingly, EMPLOYEE acknowledges that in the event of a material violation of this Agreement by EMPLOYEE, monetary damages alone will be inadequate to compensate EMPLOYER and EMPLOYER will be entitled to injunctive relief against EMPLOYEE in addition to any other remedies provided by law, in equity, or elsewhere in this Agreement.


         10.      REPRESENTATIONS BY EMPLOYEE.

         EMPLOYEE is fully aware of EMPLOYEE's right to discuss any and all aspects of this Agreement with an attorney chosen by EMPLOYEE. EMPLOYEE hereby represents that EMPLOYEE has read and fully understands EMPLOYEE's duties and obligations as set forth herein and that such duties and obligations would not unduly restrict or curtail EMPLOYEE's legitimate efforts to earn a livelihood following any termination of EMPLOYEE's employment with EMPLOYER or resignation.

         11.      SEVERABILITY.

         If any term, provision or paragraph of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable for any reason, such determination shall not affect the remaining terms, provisions or paragraphs of this Agreement which shall continue to be given full force and effect. If any term, provision or paragraph of this Agreement shall be determined by a court of competent jurisdiction to be unenforceable because of the duration thereof or the geographical area included therein, the parties hereby expressly agree that the court making such determination shall have the power to reduce the duration or scope and/or to delete such specific words or phrases which the court shall deem necessary to permit enforcement of such term, provision or paragraph in restricted form.

         12.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement and the rights, obligations and duties hereunder shall not be assignable nor delegable by any of the parties to this Agreement without prior written consent of the other party.


         13.      GOVERNING LAW.

         This Agreement shall be in accordance with and governed by the laws of the Commonwealth of Pennsylvania. EMPLOYEE agrees and does hereby consent to confer jurisdiction upon any Court in the Commonwealth of Pennsylvania with respect to any proceeding arising out of this Agreement, and further agrees that mailing by registered mail of any process to the last known address of either party shall constitute a lawful and valid service of process thereof. In the event any such suit is filed, the EMPLOYEE shall not raise and hereby waives the defense of jurisdiction over the person and jurisdiction for the subject matter, including venue.


         14.      WAIVER OF BREACH.

         The waiver by EMPLOYER of a breach by EMPLOYEE of any provision or covenant of this Agreement shall not operate or be construed as a waiver of any subsequent breach by EMPLOYEE.


         15.      CAPTIONS.

                  The captions of this Agreement are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement or any of the provisions hereof.


         16.      COMPLETE AGREEMENT

                  This Agreement constitutes the entire and only understanding and agreement between the parties hereto with respect to the subject matter hereof and, except as expressly set forth herein, may be amended only by a writing signed by each of the parties hereto. All prior or contemporaneous understandings, discussions or agreements with respect to said subject matter are expressly superseded by this Agreement.


         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Agreement as of the day and year first above written.


ATTEST:                             THE ITALIAN OVEN, INC.


_________________________           By________________________________________
________________, Secretary           _________________________, Interim CEO



WITNESS:                            EMPLOYEE:


_________________________           __________________________________________
                                                  MICHAEL UNDERSTEIN